UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

Strongbow Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52645

(Commission File Number)

20-4119257

(IRS Employer Identification No.)

2764 Lake Sahara Drive, Suite 111

Las Vegas, Nevada 89117

(Address of principal executive offices)(Zip Code)

(702) 938-3656

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 11, 2008, the Registrant amended its Articles of Incorporation to change its name from “Plush Mall, Inc.” to “Strongbow Resources Inc.”

Item 8.01 Other Events

The Registrant’s new ticker symbol for its shares of common stock quoted on the Over-the-Counter Bulletin Board, in connection with its change of name to Strongbow Resources Inc., is “STBR.”

Item 9.01 Financial statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this report:

3.1 Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plush Mall, Inc.

(Registrant)

Date: February 15, 2008	By: /s/ Lorne Reicher
Name: Lorne Reicher
Title: President